UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 7, 2010
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INTERNATIONAL SPEEDWAY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Florida (State or Other Jurisdiction of Incorporation)	0-2384 (Commission File Number)	59-0709342 (IRS Employer Identification No.)

1801 West International Speedway Boulevard, Daytona Beach, Florida (Address of Principal Executive Offices)	32114 (Zip Code)
(386) 254-2700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
     Item 2.02 Results of Operations and Financial Condition
Section 7 — Regulation FD
     Item 7.01 Regulation FD Disclosure
Section 8 — Other Items
     Item 8.01 Other Items
On October 7, 2010 the Company issued a press release which reported results for the fiscal quarter ended August 31, 2010 and reiterated full-year financial guidance.
A copy of the release is attached as an exhibit to this report.
Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits

		Description of
	Exhibit Number	Exhibit	Filing Status
1	(99.1)	Press Release	Attached herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SPEEDWAY CORPORATION (Registrant)
Date: October 7, 2010	By:	/s/ Brett M. Scharback
Brett M. Scharback
Vice President - Deputy General Counsel

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